UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2012

CSS Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-2661	13-1920657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

1845 Walnut Street, Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 569-9900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 15, 2012, the Human Resources Committee of our Board of Directors approved cash payouts to our named executive officers under our Management Incentive Program for our fiscal year ended March 31, 2012 as follows: Mr. Munyan – $318,703; Mr. Paccapaniccia – $152,556; Mr. Kiesling – $148,990; and Ms. Gilner – $52,000. Additionally, the Human Resources Committee on the same date approved an amendment to the Company’s Severance Pay Plan for Senior Management (the “Plan”). The amendment changes the Plan’s definition of Senior Management Employee to include certain additional positions. The foregoing description of such amendment is qualified in its entirety by the provisions of such amendment, a copy of which is filed herewith as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amendment 2012-1 to the CSS Industries, Inc. Severance Pay Plan for Senior Management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSS Industries, Inc.
(Registrant)

By:	/s/ William G. Kiesling
William G. Kiesling Vice President – Legal and Human Resources and General Counsel

Date: May 21, 2012

EXHIBIT INDEX

Exhibit	Description

10.1	Amendment 2012-1 to the CSS Industries, Inc. Severance Pay Plan for Senior Management.

4